SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2000


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


     Delaware                      0-13347                  06-1582875
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     (State or other               (Commission              (IRS Employer
     jurisdiction of               File Number)             Identification No.)
     incorporation)


     20 Dayton Avenue, Greenwich, Connecticut               06830
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (203) 661-6942
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                          ARINCO COMPUTER SYSTEMS INC.
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On September 15, 2000 (the "Closing") Change Technology Partners, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with eHotHouse Inc., a Delaware corporation ("eHotHouse"). Pursuant to the Agreement, the Company acquired 9,166,667 newly issued shares of Series A Convertible Participating Preferred Stock (the "Series A Shares") of eHotHouse at an aggregate purchase price of $3,000,000 and a covenant to issue 6,374,502 shares of the common stock of the Company. As of the Closing, the Series A Shares represent approximately 75% of the outstanding common equity of eHotHouse on a fully-diluted, as-converted basis.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

                  EXHIBIT NUMBER             DESCRIPTION
                  --------------             -----------

                         10.1 Stock Purchase Agreement, dated September 15, 2000, by and between Change Technology Partners, Inc. and eHotHouse Inc.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHANGE TECHNOLOGY PARTNERS, INC.



Date: September 27, 2000           By:  /s/ Matthew Ryan
                                        ---------------------------
                                        Matthew Ryan
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX
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         EXHIBIT NUMBER                              DESCRIPTION
         --------------                              -----------

                  EXHIBIT NUMBER             DESCRIPTION
                  --------------             -----------

                         10.1 Stock Purchase Agreement, dated September 15, 2000, by and between Change Technology Partners, Inc. and eHotHouse Inc.